UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 15, 2013

___________________________________
PRETIUM PACKAGING, L.L.C.
PRETIUM FINANCE, INC.
(Exact name of registrant as specified in its charter)
_____________________________________

Commission File Number	Registrant	IRS Employer Identification Number	State or other jurisdiction of incorporation
333-176592	Pretium Packaging, L.L.C.	43-1817802	Delaware
333-176592-08	Pretium Finance, Inc.	30-0668528	Delaware

15450 South Outer Forty Drive, Suite 120
Chesterfield, Missouri		63017
(Address of principal executive offices)		(Zip Code)

	(314) 727-8200
(Registrant's telephone number, including area code)

	Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05. Costs Associated with Exit or Disposal Activities
On July 15, 2013, Pretium Packaging, L.L.C. (the "Company") determined that it will be closing its manufacturing operations located in Pointe Claire, Quebec, Canada. The Company will be consolidating the Pointe Claire operations with its operations in its other facilities in Quebec, Canada and the United States. The Company expects to have substantially completed its consolidation activities by December 31, 2013.
The Company's action is expected to eliminate approximately 65 positions. The Company expects to record pre-tax charges of approximately $6.0 million as a result of the facility closure and consolidation of manufacturing operations, consisting of (i) an approximately $1.8 million non-cash charge relating to the disposition of property, plant and equipment, and (ii) cash charges, including approximately $1.2 million for employee termination and retention benefits, approximately $2.5 million for remaining lease payments for the exited facility, and approximately $0.5 million in other associated exit costs. The Company expects to incur cash expenditures related to payment of employee termination and retention benefits, lease payments and other associated exit costs through the remainder of calendar 2013 of approximately $2.0 million, while the remaining lease payments will continue through the expiration of the lease agreement in October 2016.
A copy of the Company's press release announcing the closing of its facility in Pointe Claire, Quebec is included as Exhibit 99.1 hereto.
* * *
This Current Report on Form 8-K contains forward-looking statements, including, but not limited to, statements regarding the expected costs related to the announced actions. These forward looking statements are only predictions based on current information and expectations and are subject to certain risks and uncertainties, including, but not limited to, the Company's ability to successfully implement the workforce reductions and facility exit as expected, possible changes in the size and components of the expected costs, and general economic conditions. More information about potential factors that could affect the Company's business and financial results is included in the "Risk Factors" set forth in the periodic reports the Company files with the Securities and Exchange Commission from time to time, including its Annual Report on Form 10-K for the fiscal year ended September 30, 2012. Actual results could differ materially from those set forth in the forward-looking statements as a result of such risk factors, as well as other risks and uncertainties. The Company assumes no obligation to, and does not currently intend to, update these forward-looking statements.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release dated July 15, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRETIUM PACKAGING, L.L.C.

Date:	July 15, 2013	By:	/s/ George A. Abd
George A. Abd
President and Chief Executive Officer

PRETIUM FINANCE, INC.

Date:	July 15, 2013	By:	/s/ George A. Abd
George A. Abd
President